EXECUTION VERSION
NINTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS NINTH

AMENDMENT TO FIFTH

AMENDED AND

RESTATED CREDIT AGREEMENT (this “Amendment”)

is made and

entered into

on February
3, 2023, by

and among
DELTA APPAREL, INC.
, a Georgia

corporation (“Delta”),
M. J. SOFFE,

LLC
, a North

Carolina limited

liability company

(“Soffe”),
CULVER
CITY CLOTHING

COMPANY
, a

Georgia corporation

(“Culver City”),
SALT

LIFE, LLC
, a

Georgia limited liability

company (“Salt Life”),
DTG2GO, LLC , a
Georgia limited liability company (“DTG2GO”; Delta,

Soffe, Culver City, Salt Life, and DTG2GO, each individually, a “Borrower”

and, collectively, “Borrowers”); the
parties to

the Credit

Agreement (as defined

below) from time

to time

as Lenders

(each individually,

a “Lender”

and collectively,

“Lenders”); and
WELLS FARGO
BANK, NATIONAL ASSOCIATION
, a national banking

association (“Wells Fargo”), in its

capacity as agent for

Lenders (together with

its successors in

such capacity,
“Agent”).
Recitals:
Borrowers, Agent and

Lenders are parties

to a

certain Fifth Amended

and Restated Credit

Agreement dated as

of May

10, 2016

(as at

any time amended,
restated, modified

or supplemented,

the “Credit Agreement”),

pursuant to which

Agent and Lenders

have made certain

loans and other

financial accommodations

available
to Borrowers.
The parties desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.

Definitions.

All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the
Credit Agreement.
2.

Amendments to Credit Agreement.

(a)
Certain Definitions.

Schedule 1.1 of the

Credit Agreement is hereby

amended to add,

in addition to

and not in

limitation thereof, the
following new definitions in the appropriate alphabetical order:
“ “Accommodation Period”

means the period

commencing upon the

Ninth Amendment Date

through and including

the date upon which
Agent has received from Borrowers, (a) a Borrowing Base Certificate as of the month ending September 30, 2023, evidencing that the
Availability

of Borrowers,

as of

the date

of receipt

of

such Borrowing

Base Certificate,

is equal

to or

more than

the greater

of

(i)
seventeen and

one-half percent

(17.50%) of

the lesser

of (A)

the Borrowing

Base or

(B) the

Maximum Revolver

Amount and

(ii)
$25,000,000 or (b) a written request by Borrowers to Agent, at any time after receipt of such Borrowing Base Certificate, to terminate
the Accommodation Period together with

evidence that, as of the

date of such written

request, the Average

Availability of Borrowers
for the consecutive thirty (30)

day period ending on such

date of determination is more

than the greater of such

amounts specified in the
foregoing clause (a).

For purposes of this definition, Availability

and Average Availability

will be calculated without giving effect to
the Availability Block.
“Availability Block” means, (a) on and after the Ninth Amendment Date through

(and including) April 1, 2023, $7,500,000, (b)

on and
after April 2,

2023 through (and including)

June 4, 2023, $9,000,000,

(c) on and

after June 5, 2023

through the date

of (i) receipt

by
Agent of a Borrowing Base Certificate as of the month

ending September 30, 2023, evidencing that the Availability (calculated for this purpose, without giving effect to the Availability

Block) of Borrowers, as of the date of receipt of

such Borrowing Base Certificate, is
equal to

or more

than the greater

of (A)

seventeen and

one-half percent (17.50%)

of the

lesser of

(1) the

Borrowing Base or

(2) the
Maximum Revolver Amount

and (B) $25,000,000,

$10,000,000 or (ii) a

written request by

Borrowers to Agent, at

any time after receipt
of such Borrowing Base Certificate, to

reduce the Availability Block, together with evidence

that, as of the date of

such written request,
the Average Availability of Borrowers for the consecutive thirty (30) day period ending on such date of determination is more than the greater of such amounts specified in the foregoing clause (c) and

(d) at all times thereafter, $0.
“Increased Interest Period” means on the first day of the Accommodation Period through and including the date after expiration of the
Accommodation Period and upon which Borrowers have provided evidence, in form and substance acceptable to Agent, that as of the
last day of any

two (2) consecutive quarters, Borrowers have

maintained a Fixed Charge Coverage Ratio

greater than 1.00 to

1.00, in
each case, for the trailing three (3) month period then ended.
“Ninth Amendment Date” means February 3, 2023.
“Ninth Amendment Fee Letter” means that certain fee letter,

dated as of the Ninth Amendment Date, among Borrowers and Agent,

in
form and substance reasonably satisfactory to Agent.
“Non-Amortizing

Period”

means,

with

respect

to

the

Borrowing

Base,

the

period

commencing

on

February

1,

2023

through

and
including July 31, 2023.
“Restricted Payment Accommodation Period”

means the period commencing upon the Ninth Amendment Date through and including the date upon which Agent has received from Borrowers (a) a Borrowing Base Certificate as of the month ending September 30, 2023,
evidencing that the Availability of Borrowers, as of the date of receipt of such Borrowing Base Certificate, is equal to or more than the greater of (i)

twenty

percent

(20%) of the

lesser of (A)

the Borrowing Base

or (B) the

Maximum Revolver Amount

and (ii) $30,000,000
or (b) a written request by Borrowers to

Agent, at any time after receipt of such

Borrowing Base Certificate, to terminate the Restricted
Payment

Accommodation

Period

together

with

evidence

that,

as

of

the

date

of

such

written

request,

the

Average

Availability

of
Borrowers for the

consecutive thirty (30)

day period ending

on such

date of determination

is more than

the greater of

such amounts
specified in the foregoing clause (a).

For purposes of this definition, Availability

and Average Availability

will be calculated without
giving effect to the Availability Block

(b)
Restricted Payments.

Section 6.7(c)

of the

Credit Agreement

is amended

to add

the following

new sentence

at the

end
thereof:
“Notwithstanding the foregoing or anything

to the contrary contained herein, in

no event shall any Restricted Payments

be made during
the Restricted Payment Accommodation Period.”

(c)
Fixed Charge Coverage Ratio. Section 7(a) of the

Credit Agreement is hereby amended and restated

in its entirety to read as
follows:
“(a)

Fixed Charge Coverage Ratio.

Commencing on the date on

which a Financial Covenant Period begins

and measured as of
the

end of

the

fiscal month

immediately preceding

the date

on which

a Financial

Covenant Period

first begins

for which

financial
statements have been received by Agent in

accordance with this Agreement (or, in the event

such Financial Covenant Period is due to

a
Financial Covenant

Trigger

under clause

(c) of

the definition

thereof, as

of

September 30,

2023) and

as of

each

fiscal month

end
thereafter during such Financial Covenant

Period,

have a Fixed Charge

Coverage Ratio, measured on a

fiscal month-end basis, tested
for the twelve

fiscal (12) month period

ending on such date,

of not less

than 1.00 to 1.00;

provided, that,

the Fixed Charge

Coverage
Ratio hereunder

shall not

be tested

prior to

the month

ending September

30, 2023;

provided, further,

that,

regardless of

whether a
Financial Covenant

Period is

in effect, Borrowers

shall continue

to submit,

concurrently with

the delivery

of each Compliance

Certificate
required to be delivered hereunder, calculations with respect to such Fixed

Charge Coverage Ratio.”
(d)
EBITDA Performance to Plan. Section 7(b)

of the Credit Agreement is hereby

amended and restated in its entirety

to read
as follows:
“(b)

EBITDA Performance

to Plan.

Commencing with

the fiscal

month ending

March 4,

2023, and

as of

the last

day of

each
month during

the

Accommodation Period,

maintain EBITDA

initially

tested for

the

trailing one

(1) month

period then

ended and
thereafter building, by month, to a trailing three (3) month period of not
less than the amount set forth below adjacent to such fiscal month end for such corresponding period then ended.
Fiscal Month Ending EBITDA
March 4, 2023
$1,326,000
April 1, 2023
$3,757,000
May 6, 2023 $5,250,000
June 3, 2023 $4,449,000
July 1, 2023 $3,128,000
August 5, 2023 $3,049,000
September 2, 2023
$4,907,000
September 30, 2023
$7,521,000”

(e)
Applicable Margin.

The definition

of Applicable

Margin set

forth in

Schedule 1.1 of

the Credit

Agreement is hereby

amended and
restated in its entirety to read as follows:
“ “Applicable Margin” means, as of any date of determination and with respect to Base Rate Loans or SOFR Loans, as applicable, the applicable margin set

forth in the

following table that corresponds

to the Alternate

Average Excess

Availability of

Borrowers for the
most recently completed fiscal quarter; provided,

that for the period from the Seventh

Amendment Date through and including

June 30,
2022, the Applicable Margin shall be set at the margin in the row styled “Level II”; provided further, that any time an Event of Default
has occurred and is continuing, the Applicable Margin shall be set at the margin in the row styled “Level III”:

Level Alternate Average Excess Availability
Applicable

Margin

Relative

to

Base
Rate Loans (the “Base Rate Margin”)
Applicable

Margin
Relative

to

SOFR
Loans

(the

“SOFR
Margin”)
I
>

66.67%

of

the

Revolver
Commitments
0.50%

(or,

during

the

Increased
Interest Period,

1.00%)
1.50%

(or,

during

the
Increased

Interest
Period, 2.00%)
II
<

66.67%

of

the

Revolver
Commitments

and

>

33%

of

the
Revolver Commitments
0.75%

(or,

during

the

Increased
Interest Period,

1.25%)
1.75%

(or,

during

the
Increased

Interest
Period, 2.25%)
III < 33.33% of Revolver Commitments
1.00%

(or,

during

the

Increased
Interest Period,

1.50%)
2.00%

(or,

during

the
Increased

Interest
Period, 2.50%)
The Applicable Margin shall be re-determined as of the first day of each fiscal quarter of Borrowers.”
(f)
Borrowing Base.

The definition of Borrowing Base set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated
in its entirety to read as follows:
“ “Borrowing Base” means, as of any date of determination,

the result of:
(a)
85% of the amount of Eligible Accounts, less the amount, if

any, of the Dilution Reserve,
plus
(b) the lesser of:

(i)

$102,000,000, or
(ii)

the lesser of

(A) sixty

percent (60%)

of the Value of Eligible

Finished Goods

Inventory, Eligible Raw

Material
Inventory, and Eligible In-Transit Inventory; or (B) eighty-five percent (85%) of the Net Orderly Liquidation Value of such Eligible
Inventory, plus
(c)
seventy percent (70%)

of the appraised

fair market

value (based

on the

most recent

appraisal completed

prior to

the Seventh
Amendment Date that is in form,

contains assumptions and utilizes methods

acceptable to Agent and that is performed

by an appraiser acceptable to Agent)
of Eligible Real Property of Borrowers, which amount

shall be reduced on the first day of each

fiscal month, by an amount equal to $118,416.67;

provided,
that, no such reduction shall occur during the Non-Amortizing

Period;

plus
(d)
eighty-five percent (85%) multiplied by

the Net Orderly Liquidation Value (based on the most recent appraisal completed
prior to the Fourth Amendment Date that is

in form, contains assumptions and utilizes methods acceptable to

Agent and that is performed by an

appraiser
acceptable to Agent) of the

Eligible Equipment of Borrowers, which amount shall

be reduced on the

first day of each fiscal

month (excluding Borrowers'
fiscal months ending each of May 2,

2020, May 30, 2020, June 27, 2020,

August 1, 2020, August 29, 2020, October

3, 2020, November 7, 2020, January 2,
2021, February 6, 2021, March 6,

2021 and April 3, 2021), by

an amount equal to $37,632.74;

provided, that, no such reduction

shall occur during the Non-
Amortizing Period; plus

(e)

the lesser of:
(i)
twenty-five percent (25%)

of the

appraised fair

market value (based

on the

most recent appraisal

completed
prior to the Fourth Amendment Date that is in form, contains assumptions and utilizes methods acceptable to Agent and that is performed by an
appraiser acceptable to Agent) of the Eligible

Intellectual Property of Borrowers, which amount shall be reduced on the first day of each fiscal
month, by an amount equal to $129,008.33; provided,

that, no reduction shall occur during the Non-Amortizing

Period; or
(ii)
twenty-five percent (25%) of the appraised

fair market value (based on the

first appraisal completed after the
Seventh Amendment Date that is in form, contains assumptions and utilizes methods acceptable to Agent and that is performed by an appraiser acceptable to

Agent) of the

Eligible Intellectual Property

of Borrowers, which

amount shall be

reduced on the

first day of

each fiscal

month,
commencing on the first

day of the first fiscal

month beginning after Agent

receives such appraisal by an

amount equal to one-sixtieth

of twenty-
five percent (25%) of the appraised

fair market value (based on

such appraisal) of the Eligible

Intellectual Property of Borrowers;

provided, that,
no reduction shall occur during the Non-Amortizing Period; plus
(f)

the FILO Formula Amount;
minus
(g)

the aggregate amount of Receivable Reserves,

Inventory Reserves, Bank Product Reserves,

and other Reserves, if any, established by
Agent under Section 2.1(c) of the Agreement, minus

(h)

the Availability Block.
Notwithstanding

anything to

the

contrary contained

herein,

(A) the

portion

of

the

Borrowing Base

on

any

date

calculated

with
reference to Eligible Real Property, Eligible Intellectual Property and Eligible Equipment collectively, shall not exceed (i) at any time prior to the first day of the fiscal month immediately following the Seventh Amendment Date, twenty percent (20%) of the Maximum Revolver Amount and (ii) at any time on
and after

the first

day of

the fiscal

month immediately

following the

Seventh Amendment

Date,

twenty-five percent

(25%) of

the Maximum

Revolver

Amount, (B) the portion of the Borrowing Base on any date calculated with reference to Eligible In-Transit Inventory,

shall not exceed $6,000,000 at any
time, and (C) the aggregate amount

of Adjusted Revolver Usage based on Eligible

Inventory consisting of yarn classified

as work-in-process outstanding at
any time shall not exceed $2,500,000 at any time.”
(g)
Cash Dominion Trigger

Event. The definition

of Cash

Dominion Trigger Event

set forth in

Schedule 1.1 of

the Credit Agreement

is
hereby amended and restated in its entirety to read as follows:
“ “Cash Dominion Trigger Event”

means (a) during the Accommodation Period,

(i) upon notice thereof from Agent to Borrower at the
Agent’s sole discretion if Availability (calculated for this purpose, after giving effect to the Availability

Block) of Borrowers is, at any
time, less

than $2,000,000

or (ii)

the occurrence

of an

Event of

Default and

(b) at

all other

times, (i)

the occurrence

of an

Event of
Default, or (ii) Agent's reasonable determination that Availability

(without giving effect to the FILO Formula

Amount) is less than an
amount equal to twelve and one-half percent (12.5%) of the

lesser of (1) the Borrowing Base and (2) the Revolving

Commitments.”
(h)
FILO.

The definition of FILO Maximum Amount set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“ “FILO Maximum Amount”

means (a) on and after

the Ninth Amendment Date through

(and including) July 31,

2023, $3,000,000, (b)
on and after August 1, 2023,

through (and including) October 31, 2023, $2,750,000, (c)

on and after November 1, 2023, through

(and
including) January 31, 2024, $2,500,000, (d) on and after February 1, 2024 through (and including) April 30, 2024, $2,250,000,

(e) on
and after

May 1,

2024, through

(and including) July

31, 2024,

$2,000,000, (f) on

and after

August 1,

2024 through

(and including)
October 31, 2024, $1,750,000, (g)

on and after November 1, 2024, through (and including) January

31, 2025, $1,500,000, (h) on and
after February 1, 2025, through (and including) April 30, 2025, $1,250,000, (i) on and after May 1, 2025, through (and including) July
31, 2025, $1,000,000,

(j) on and after

August 1, 2025, through

(and including) October 31,

2025, $750,000, (k) on

and after November
1, 2025, through (and including) January

31, 2026, $500,000, (l) on and

after February 1, 2026, through

(and including) April 30,

2026,
$250,000, and (m) at all times on and after May 1, 2026,

$0.”
(i)
Financial Covenant Period.

The definition of Financial Covenant Period set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“ “Financial Covenant

Period”
means a period

which shall commence on

any date on

which a Financial Covenant

Trigger Event has
occurred and shall continue

until the date on

which Agent has

determined that no Financial

Covenant Trigger Event exists

or has existed
for a period

of sixty (60)

consecutive days; provided,

that, if a

Financial Covenant Trigger

Event occurs under

clause (c) of

the definition
thereof, the Financial

Covenant Period shall

continue until the

date thereafter on which

Agent receives

from Borrowers
a written request
to terminate the Financial Covenant Period together with evidence that, as of the date of such written request,

the Average Availability
of Borrowers for the consecutive thirty (30) day period ending on such date of determination is more than the greater the greater of (a)
seventeen

and

one-half percent

(17.50%) of

the

lesser

of

(i)

the

Borrowing Base

or

(ii)

the

Maximum

Revolver

Amount

and

(b)
$25,000,000.

For purposes of this definition, Average Availability will be calculated without giving effect to the Availability Block.”
(j)
Financial Covenant Trigger

Event.

The definition of

Financial Covenant

Trigger Event set

forth in Schedule

1.1 of the

Credit
Agreement is hereby amended and restated in tis entirety

to read as follows:
“ “Financial Covenant Trigger Event” means (a) any

date on which Alternate Excess Availability (without giving

effect, at any time, to
the FILO Formula Amount) is less than 12.5% of the lesser

of the Borrowing Base or the Maximum Revolver Amount, (b)

any date on
which an Event

of Default has occurred

or (c) September 30,

2023 but only if

the Availability

of Borrowers, as of

the date on

which
Agent receives (and based on) the Borrowing Base

Certificate for September 30, 2023, does not

exceed the greater of (i) seventeen and
one-half percent (17.50%) of the

lesser of (A) the

Borrowing Base or (B) the

Maximum Revolver Amount and (ii) $25,000,000.

For
purposes of this definition Availability will be calculated without giving effect to the Availability Block.”
(k)
Collateral Reporting (Monthly).

Clause (a) of the first

row of Schedule 5.2

to the Credit Agreement

is hereby amended and
restated in its entirety to read as follows:
“(a)

[reserved],”
(l)
Collateral Reporting (Weekly).

The third row of

Schedule 5.2 to the

Credit Agreement is hereby

deleted in its entirety

and
replaced with the third row as set forth on Exhibit A attached hereto.
3.

Ratification and

Reaffirmation.

Each Borrower

hereby ratifies

and reaffirms

the Obligations,

each of

the Loan

Documents and

all of

such
Borrower's covenants, duties, indebtedness and liabilities under the

Loan Documents.
4.

Acknowledgments and

Stipulations.

Each Borrower

acknowledges and

stipulates that

the Credit

Agreement and

the other

Loan Documents
executed by such Borrower are legal,

valid and binding obligations of such

Borrower that are enforceable against

such Borrower in accordance with the

terms thereof; all
of the Obligations

are owing and

payable without defense,

offset or counterclaim

(and to the

extent there exists

any such defense,

offset or counterclaim

on the date

hereof,
the same

is hereby

waived by

such Borrower); the

security interests

and Liens

granted by

such Borrower

in favor

of Agent

are duly

perfected, first

priority security
interests and Liens; and, as

of the opening of business

on February 3, 2023,
the unpaid principal amount of

the Revolver Loans totaled $149,693,285.22,

and the undrawn
face
amount of all Letters of Credit totaled $425,000
5.

Representations and Warranties.

Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this
Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all
requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the

Credit Agreement are true and correct in

all material respects (except that such materiality qualifier shall not be applicable to
any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that

such representations and warranties relate solely to

an earlier date, in which case such

representations and warranties shall be true

and correct in

all material respects

(except that such

materiality qualifier shall

not be applicable

to any representations

and warranties that

already are qualified

or modified
by materiality in the text thereof) as of such earlier date).
6.

Reference

to

Credit

Agreement.

Upon

the

effectiveness of

this

Amendment, each

reference in

the

Credit Agreement

to

“this

Agreement,”
“hereunder,”

or words of like import shall mean and be a reference to

the Credit Agreement, as amended by this Amendment.
7.

Breach of Amendment.

This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
8.

Conditions Precedent.

The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following
conditions precedent, in form and substance satisfactory to Agent,

unless satisfaction thereof is specifically waived in writing by Agent:
(a)

Agent's receipt

of duly

executed counterparts

of this

Amendment, the

Ninth Amendment

Fee Letter,

and all

instruments and

documents to

be
entered into in connection herewith from the applicable Borrowers and Lenders;
(b)

Agent’s receipt of all fees and expenses due and owing under the Ninth Amendment

Fee Letter;

(c)

no Default or Event of Default shall exist both before and

after giving pro forma effect to this Amendment;

(d)

the representations and warranties of each Borrower

or its Subsidiaries contained in the

Credit Agreement or in the other Loan Documents

shall be
true and correct in

all material respects (except that

such materiality qualifier shall not

be applicable to any

representations and warranties that already

are qualified or
modified by

materiality in

the text

thereof) on

and as

of the

date of

such extension

of credit,

as though

made on

and as

of such

date (except

to the

extent that

such
representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except
that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of
such earlier date); and
9. Post-Closing Covenant
.

Borrowers agree that they shall permit

(or, cause to be

permitted), within ninety (90) days from the

Ninth Amendment
Date, the engagement and the scheduling of an appraisal

of the Collateral in accordance with the terms and conditions of the Credit Agreement.
10.

Expenses of Agent.

Borrowers agree to pay, on demand
, all costs and expenses

incurred by Agent in

connection with the preparation,

negotiation
and

execution of

this

Amendment and

any other

Loan

Documents executed

pursuant hereto

and

any

and

all amendments,

modifications, and

supplements thereto,
including, without

limitation, the

costs and

fees of

Agent's legal

counsel and

any taxes

or expenses

associated with

or incurred

in connection

with any

instrument or
agreement referred to herein or contemplated hereby.
11.

Successors and Assigns.

This Amendment shall be binding upon and inure to

the benefit of the parties hereto and their respective successors

and
assigns.
12.

No Novation, etc.

Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision
of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.

This Amendment is not intended to be, nor shall it be
construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue

in full force and effect.
13.

Counterparts;

Telecopied

Signatures
.

This

Amendment

may

be

executed

in

any

number

of

counterparts

and

by

different

parties

to

this
Amendment on separate

counterparts, each

of which, when

so executed, shall

be deemed an

original, but all

such counterparts shall

constitute one and

the same agreement.

Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
14.

Further Assurances.

Each Borrower agrees

to take such

further actions

as Agent shall

reasonably request from

time to time

in connection herewith
to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
15.

Section Titles.

Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and
are not a part of the agreements among the parties hereto.
16.

Release of

Claims.

To

induce Agent

and Lenders

to enter

into this

Amendment, each

Borrower

hereby releases,

acquits and

forever
discharges Agent and Lenders, and all officers, directors, agents,

employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims,
demands, actions or

causes of action

of any

kind or nature

(if there

be any), whether

absolute or contingent,

disputed or undisputed,

at law or

in equity,

or
known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise.

Each Borrower represents

and warrants to

Agent and Lenders that

such Borrower has

not transferred or

assigned to any

Person any claim

that
such Borrower ever had or claimed to have against Agent or

any Lender.
17.

Waiver of Jury Trial.

To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment .
[Remainder of page intentionally left blank; signatures appear on following pages.]

IN WITNESS WHEREOF,

the parties hereto have caused this

Amendment to be duly executed under seal

and delivered by their respective duly

authorized
officers on the date first written above.
BORROWERS:
DELTA

APPAREL, INC.
By: /s/ Nancy P. Bubanich
Name: Nancy P. Bubanich
Title: Chief Accounting Officer
M.J. SOFFE, LLC
By: /s/ Nancy P. Bubanich
Name: Nancy P. Bubanich
Title: Chief Accounting Officer
CULVER CITY CLOTHING COMPANY
By: /s/ Nancy P. Bubanich
Name: Nancy P. Bubanich
Title: Chief Accounting Officer
SALT LIFE, LLC
By: /s/ Nancy P. Bubanich
Name: Nancy P. Bubanich
Title: Chief Accounting Officer
DTG2GO, LLC
By: /s/ Nancy P. Bubanich
Name: Nancy P. Bubanich
Title: Chief Accounting Officer
[Signatures continue on the following page.]

AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Christopher Waterstreet
Name:

Christopher Waterstreet
Title:

Vice President
LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Christopher Waterstreet
Name:

Christopher Waterstreet
Title:

Vice President
[Signatures continue on the following page.]

REGIONS BANK
By: /s/ Scott Martin
Name: Scott Martin
Title: Managing Director
[Signatures continue on the following page.]

2
PNC BANK, NATIONAL ASSOCIATION
By: /s/ Doug Meckelnburg
Name: Doug Meckelnburg

Title: Vice President

3
Exhibit A
To
Ninth Amendment
To
Fifth Amended and Restated Credit Agreement
Weekly

(no

later

than
Wednesday of each week)
(a)
an executed Borrowing

Base Certificate, provided,

that, upon the

date which Agent
receives a Borrowing

Base Certificate as

of the month ending

September 30, 2023,

evidencing
that

the

Availability

(calculated

for

this

purpose

without

giving

effect

to

the

Availability
Block) of Borrowers, as of the date of receipt of such Borrowing Base Certificate, is equal to or more than the greater of (i) an amount equal to seventeen and one-half percent

(17.5%) of
the lesser of (A) the

Borrowing Base or (B)

Maximum Revolver Amount and

(ii) $25,000,000
or upon the date

which Agent receives a written

request by Borrowers to Agent,

at any time
after receipt of

such Borrowing

Base Certificate, to

provide collateral reports

on monthly basis
together with evidence that, as of

the date of such written request,

the Average Availability of
Borrowers for the consecutive thirty (30) day period

ending on such date of determination is
more than the greater of such amounts specified in the foregoing clause (a),

Borrowers shall
deliver to Agent such calculations of

the Borrowing Base and certification

on a monthly basis
(no

later

than

the

20th

day

of

each

month)

(the

“Decreased Reporting

Event”);

provided,
further, that,

if Availability

at any

time after

the Decreased Reporting

Event is

less than

an
amount equal to the greater of (y) seventeen and one-half percent (17.5%) of the lesser of (1)
the

Borrowing

Base

or

(2)

Maximum

Revolver

Amount

and

(z)

$25,000,000,

in

Agent’s
discretion and at

Agent’s request,

Borrowers shall deliver

to Agent

such calculations of

the
Borrowing Base and certification on

a weekly basis until such

time that Availability is greater
than such amount, at which time the delivery requirements

shall revert to a monthly basis,
(b)
a detailed aging,

by total, of

Borrowers' Accounts, together

with a reconciliation
and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting),
(c)
a weekly Account

roll-forward, in a

format acceptable to

Agent in its

discretion,
tied to the

beginning and ending

account receivable

balances of Borrowers'

general ledger, and
(d)
a detailed

calculation of

those Accounts

that are

not eligible

for the

Borrowing
Base, if Borrowers have not implemented electronic reporting.